INVESCO VALUE TRUST
                    INVESCO Intermediate Government Bond Fund
                            INVESCO Value Equity Fund

                Supplement to Prospectuses dated January 1, 1997

     The Section of each Fund's Prospectus entitled "Annual Fund Expenses" is amended to delete the first paragraph and substitute the following paragraph in its place:

     The Fund is 100% no-load; there are no fees to purchase, exchange or redeem shares. Effective November 1, 1997, the Fund is authorized to pay a Rule 12b-1 distribution fee of up to one quarter of one percent of the Fund's average net assets each year. (See "How Shares Can Be Purchased.)

     The Section of each Fund's Prospectus entitled "How Shares Can Be Purchased" is amended to add the following information at the end of the
Section:

          Distribution Expenses. The Fund is authorized under a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan") to use its assets to finance certain activities relating to the distribution of its shares to investors. The Plan applies to New Assets (new sales of shares, exchanges into each Portfolio and reinvestments of dividends and capital gains distributions) of the Fund after November 1, 1997. Under the Plan, monthly payments may be made by the Fund to IDI to permit IDI, at its discretion, to engage in certain activities, and provide certain services approved by the board of directors in connection with the distribution of the Fund's shares to investors. These activities and services may include the payment of compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in the Fund) to securities dealers and other financial institutions and organizations, which may include IFG and IDI affiliated companies, to obtain various distribution-related and/or administrative services for the Fund. Such services may include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

         In addition, other permissible activities and services include advertising, the preparation and distribution of sales literature, printing and distributing prospectuses to prospective investors, and such other services and promotional activities for the Fund as may from time to time be agreed upon by IDI and the Board, including public relations efforts and marketing programs to communicate with investors and prospective investors. These services and activities may be conducted by the staff of IFG, IDI or their affiliates or by third parties.

         Under the Plan, the Trust's payments to IDI on behalf of each Fund are limited to an amount computed at an annual rate of 0.25% of the Fund's average net New Assets during the month. IDI is not entitled to payment for overhead expenses under the Plan, but may be paid for all or a portion of the compensation paid for salaries and other employee benefits for the personnel of IDI whose primary responsibilities involve marketing shares of the INVESCO funds, including the Fund. Payment amounts by each Fund under the Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided by IDI during the rolling 12-month period in which that month falls, although this period is extended to 24 months for obligations incurred during the first 24 months of the Fund's operations. Therefore, any obligations incurred by IDI in excess of the limitations described above will not be paid by the Fund under the Plan, and will be borne by IDI. In addition, IDI may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund. No further payments will be made by the Fund under the Plan in the event of its termination. Also, any payments made by the Fund may not be used to finance directly the distribution of shares of any other Fund of the Trust or other mutual fund advised by IFG or distributed by IDI. Payments made by each Fund under the Plan for compensation of marketing personnel, as noted above, are based on an allocation formula designed to ensure that all such payments are appropriate.

     The Section of the INVESCO Value Equity Fund's Prospectus entitled "Investment Objectives and Policies" is amended to add the following information at the end of the Section:

          Options and Futures. The Fund may write, purchase or sell put and call options on individual securities, security indexes and currencies, or financial futures or options on financial futures, or undertake forward currency contracts. These practices and their risks are discussed under "Investment Policies and Restrictions" in the Statement of Additional Information.

The date of this Supplement is November 3, 1997.

                               INVESCO VALUE TRUST
                            INVESCO Total Return Fund

                 Supplement to Prospectus dated January 1, 1997

     The Section of the above Fund's Prospectus entitled "Investment Objectives and Policies" is amended to add the following information at the end of the
Section:

          Options and Futures. The Fund may write, purchase or sell put and call options on individual securities, security indexes and currencies, or financial futures or options on financial futures, or undertake forward currency contracts. These practices and their risks are discussed under "Investment Policies and Restrictions" in the Statement of Additional Information.

The date of this Supplement is November 3, 1997.

                               INVESCO VALUE TRUST

     Supplement to Statement of Additional Information dated January 1, 1997

The Section of the Trust's Statement of Additional Information entitled "How Shares Can Be Purchased" is amended to add the following language after the existing language in the Section:

          The Intermediate Government Bond and Value Equity Funds have adopted a Plan and Agreement of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which was implemented on November 1, 1997. The Plan was approved on May 16, 1997, at a meeting called for such purpose by a majority of the trustees of the Trust, including a majority of the trustees who neither are "interested persons" of the Trust nor have any financial interest in the operation of the Plan ("12b-1 trustees"). The Plan was approved by the shareholders of these Funds on October 28, 1997. The following disclosures relate only to the Intermediate Bond and Value Equity Funds and do not concern the Total Return Fund.

          The Plan provides that the Funds may make monthly payments to INVESCO Distributors, Inc. ("IDI") of amounts computed at an annual rate no greater than 0.25% of each Fund's new sales of shares, exchanges into the Fund and reinvestments of dividends and capital gain distributions added after November 1, 1997, to reimburse the Funds for expenses incurred by them in connection with the distribution of their shares to investors. Payment amounts by a Fund under the Plan, for any month, may only be made to compensate or pay expenditures incurred during the rolling 12-month period in which that month falls. For the fiscal year ended August 31, 1997, the Funds had not made any payments to INVESCO Funds Group, Inc. ("IFG") (the predecessor of IDI as distributor of shares of the Funds) under the Plan. As noted in the Prospectuses, one type of expenditure permitted by the Plan is the payment of compensation to securities companies, and other financial institutions and organizations, which may include IDI-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by the Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of a Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, the Funds do not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of one or more of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in a particular Fund. Neither the Trust nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by each Fund.

          The Plan was not implemented until November 1, 1997. Therefore, for the fiscal year ended August 31, 1997, no 12b-1 amounts were paid by the Intermediate Government Bond Fund or Value Equity Fund.

          The nature and scope of services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new stockholder account applications, preparing and transmitting to the Trust's Transfer Agent computer-processable tapes of each Fund's transactions by customers, serving as the primary source of information to customers in answering questions concerning each Fund, and assisting in other customer transactions with each Fund.

          The Plan provides that it shall continue in effect with respect to each Fund for so long as such continuance is approved at least annually by the vote of the board of trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan can also be terminated at any time with respect to any Fund, without penalty, if a majority of the 12b-1 trustees, or shareholders of such Fund, vote to terminate the Plan. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of its shares of any Fund at any time. In determining whether any such action should be taken, the board of trustees intends to consider all relevant factors including, without limitation, the size of a particular Fund, the investment climate for any particular Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plan may continue in effect and payments may be made under the Plan following any such temporary suspension or limitation of the offering of a Fund's shares; however, neither Fund is contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his shares. So long as the Plan is in effect, the selection and nomination of persons to serve as independent trustees of the Trust shall be committed to the independent trustees then in office at the time of such selection or nomination. The Plan may not be amended to increase materially the amount of any Fund's payments thereunder without approval of the shareholders of that Fund, and all material amendments to the Plan must be approved by the board of trustees, including a majority of the 12b-1 trustees. Under the agreement implementing the Plan, IDI or the Funds, the latter by vote of a majority of the 12b-1 trustees, or of the holders of a majority of a Fund's outstanding voting securities, may terminate such agreement as to that Fund without penalty upon 30 days' written notice to the other party. No further payments will be made by a Fund under the Plan in the event of its termination as to that Fund.

          To the extent that the Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of each Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, each Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment," in which case the Funds may continue to make payments pursuant to the Plan to IDI or another organization only upon the approval of new arrangements, which may or may not be with IDI, regarding the use of the amounts authorized to be paid by it under the Plan, by the trustees, including a majority of the 12b-1 trustees, by a vote cast in person at a meeting called for such purpose.

          Information regarding the services rendered under the Plan and the amounts paid therefor by the Funds are provided to, and reviewed by, the trustees on a quarterly basis. On an annual basis, the trustees consider the continued appropriateness of the Plan and the level of compensation provided therein.

          The only  trustees or interested  persons,  as that term is defined in
     Section 2(a)(19) of the 1940 Act, of the Trust who have a direct or indirect financial interest in the operation of the Plan are the officers and trustees of the Trust listed herein under the section entitled "The Trust And Its Management--Officers and Trustees of the Trust" who are also officers either of IDI or companies affiliated with IDI. The benefits which the Trust believes will be reasonably likely to flow to it and its shareholders under the Plan include the following:

               (1) Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

               (2) The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes;

               (3) The positive effect which increased Fund assets will have on its revenues could allow IFG and its affiliated companies:

                    (a) To have greater resources to make the financial commitments necessary to improve the quality and level of each Fund's shareholder services (in both systems and personnel),

                    (b) To increase the number and type of mutual funds available to investors from IFG and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders, and

                    (c) To acquire and retain talented employees who desire to be associated with a growing organization; and

               (4) Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g. exceeding established breakpoints in the advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of the Plan.


The Section of the Trust's Statement of Additional Information entitled "Investment Policies and Restrictions" is hereby amended to add the following language after "Investment Policies and Restrictions - Real Estate Investment Trusts":

          The Total Return and Value Equity Funds have adopted a policy which permits each Fund to write, purchase, or sell put and call options on individual securities, securities indexes and currencies, or financial futures or options on financial futures, or undertake forward currency contracts. The following subSections entitled "Put and Call Options," "Futures and Options on Futures," and "Options on Futures Contracts," apply only to the Total Return and Value Equity Funds.

          Put and Call Options. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

          Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

          Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

          An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that a Fund would have to exercise the option in order to realize any profit. This would result in a Fund's incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If a Fund as covered call option writer is unable to effect a closing purchase transaction in a secondary market,
     unless      a      Fund     is       required       to    deliver       the
     securities         pursuant        to        the        assignment       of
     an exercise notice, it will not be able to sell the underlying security until the option expires.

          Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix B ("Description of Futures, Options and Forward Contracts").

          Futures and Options on Futures. As described in the Funds' Prospectuses, each Fund may enter into futures contracts, and purchase and sell ("write") options to buy or sell futures contracts. The Funds will comply with and adhere to all limitations in the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission ("CFTC") as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. No Fund will, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the Commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is "in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) Each Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA.

          Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract.
     Instead, a Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by a Fund, there was a general increase in interest rates, thereby making such Fund's portfolio securities less valuable. In all instances involving the purchase of futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with such Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, a Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix B ("Description of Futures, Options and Forward Contracts").

          Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contracts and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between underlying instruments and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the underlying instrument and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

          In addition, if a Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

          Options on Futures Contracts. A Fund may buy and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option which a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices.

          The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the options bought.


The Section of the Trust's Statement of Additional Information entitled "Investment Policies and Restrictions - Investment Restrictions" contains a list of investment restrictions. That list has been amended and restated to read as follows:

               (1) Other than investments by the Funds, including the INVESCO Intermediate Government Bond Fund, in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, invest in the securities of issuers conducting their principal business activities in the same industry (investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a single industry), if immediately after such investment the value of a Fund's investments in such industry would exceed 25% of the value of such Fund's total assets;

               (2) Invest in the securities of any one issuer, other than the United States Government, if immediately after such investment more than 5% of the value of a Fund's total assets, taken at market value, would be invested in such issuer or more than 10% of such issuer's outstanding voting securities would be owned by such Fund.

               (3) Underwrite securities of other issuers, except insofar as it may technically be deemed an "underwriter" under the Securities Act of 1933, as amended, in connection with the disposition of a Fund's portfolio securities.

               (4) Invest in companies for the purpose of exercising control or management.

               (5) Issue any class of senior securities or borrow money, except borrowings from banks for temporary or emergency purposes
                    (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of a Fund's total assets at the time the borrowing is made.

               (6) Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held except to an extent not greater than 5% of the value of a Fund's total assets.

               (7) Sell short, except the Total Return and Value Equity Funds may purchase or sell options or futures, or write, purchase or sell puts and calls.

               (8) Buy on margin, except the Total Return and Value Equity Funds may purchase or sell options or futures, or write, purchase or sell puts and calls.

               (9) Purchase or sell real estate or interests in real estate (except for the Total Return and Value Equity Funds). Each of the Funds may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

               (10) Buy or sell commodities  contracts (however the Value Equity and Total Return Funds may purchase securities of companies which invest in the foregoing). This restriction shall not prevent the Funds from purchasing or selling options on individual securities, security indexes, and currencies or financial futures or options on financial futures, or undertaking forward currency contracts. The Intermediate Government Bond Fund may enter into interest rate futures contracts if immediately after such a commitment the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under futures contract purchases would not exceed 30% of the Intermediate Government Bond Fund's total assets.

               (11) Make  loans  to  other  persons,  provided  that a Fund  may purchase debt obligations consistent with its investment objectives and policies and the INVESCO Value Equity, Intermediate Government Bond, and Total Return Funds may lend limited amounts (not to exceed 10% of their total assets) of their portfolio securities to broker-dealers or other institutional investors.

               (12) Purchase securities of other investment companies except (i)
                    in connection with a merger, consolidation, acquisition or reorganization, or (ii) by purchase in the open market of securities of other investment companies involving only customary brokers' commissions and only if immediately thereafter (i) no more than 3% of the voting securities of any one investment company are owned by such a Fund, (ii) no more than 5% of the value of the total assets of such a Fund would be invested in any one investment company, and (iii) no more than 10% of the value of the total assets of such a Fund would be invested in the securities of such investment companies. The Trust may invest from time to time a portion of the INVESCO Value Equity, Intermediate Government Bond, and Total Return Funds' cash in investment companies to which the Adviser serves as investment adviser; provided that no management or distribution fee will be charged by the Adviser with respect to any such assets so invested and provided further that at no time will more than 3% of such a Fund's assets be so invested. Should such a Fund purchase securities of other investment companies, shareholders may incur additional management and distribution fees.

               (13) Invest  in   securities   for  which   there  are  legal  or
                    contractual restrictions on resale, except that each of the Funds may invest no more than 2% of the value of its total assets in such securities; or invest in securities for which there is no readily available market, except that each of the Funds may invest no more than 5% of the value its total assets in such securities.

          In applying the industry concentration investment restriction (no. 1 above), the Funds use a modified S&P industry code classification schema which uses various sources to classify.

          In applying restriction (13) above, each Fund also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the 5% of total assets limit.

          Additional investment restrictions adopted by the Trust on behalf of the Funds and which may be changed by the Trustees at their discretion provide that the Trust, on behalf of each of the Funds, may not:

               (1) (a) enter into any futures contracts, options on futures, puts and calls if immediately thereafter the aggregate margin deposits on all outstanding derivative positions
                    held       by         each       Fund      and      premiums
                    paid on outstanding positions, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of a Fund, or (b) enter into any derivative positions if the aggregate net amount of a Fund's commitments under outstanding derivative positions of a Fund would exceed the market value of the total assets of a Fund.

               (2) Purchase or sell interests in oil, gas or other mineral leases or exploration or development programs. All of the Funds, however, may purchase or sell securities issued by entities which invest in such interests.

               (3) Invest more than 5% of a Fund's total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation.

               (4) Purchase or retain the securities of any issuer if any individual officers and trustees/directors of the Trust, the Adviser, or any subsidiary thereof owns individually more than 0.5% of the securities of that issuer and all such officers and trustees/directors together own more than 5% of the securities of that issuer.

               (5)  Engage in arbitrage transactions.

               (6) To the extent a Fund invests in warrants, such a Fund's investment in warrants, valued at the lower of cost or market, may not exceed 5% of the value of such Fund's net assets. Included within that amount, but not to exceed 2% of the value of a Fund's net assets may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by such Fund as part of a unit or attached to securities may be deemed to be without value.

               (7) Invest more than 25% of the value of a Fund's total assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments.

APPENDIX B

DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

Options on Securities

     An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

     Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

     An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that the Fund would have to exercise the option in order to realize any profit. This would result in the Fund's incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If the Fund as covered call option writer is unable to effect a closing purchase transaction in a secondary market, unless the Fund is required to deliver the securities pursuant to the assignment of an exercise notice, it will not be able to sell the underlying security until the option expires.

     Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

     In addition, options on securities may be traded over-the-counter through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. A Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

Futures Contracts

     A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a Futures Contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable, a process known as "marking to the market."

     A Futures Contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such Contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

     Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

Options on Futures Contracts

     An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     An option, whether based on a Futures Contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.


The date of this Supplement is November 3, 1997.